EXHIBIT (C) (1)

                              CONSULTING AGREEMENT

     This Agreement is made and entered into as of this 30th day of October, 1996 by Asia Media Communications, Ltd., a Nevada corporation (the "Company"), and Ian Rice (the "Consultant).

     In consideration of and for the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Purpose. The Company hereby retains Consultant during the term specified in Section 2 hereof to render consulting advice to the Company upon the terms and conditions set forth in this Agreement.

     2. Term. The term of this Agreement (the "Term") shall be for ninety (90) days beginning the date of this Agreement and ending on January 28, 1997.

     3. Services of Consultant. During the Term the Consultant will provide the Company with such regular and customary consulting advice as is reasonably requested by the Company provided that the Consultant shall not be required to undertake duties not reasonably within the scope of the consulting advisory services contemplated by this Agreement as hereinafter provided. In the performance of these duties the Consultant shall provide the Company with the benefits of his best judgment and efforts. It is understood and acknowledged by the parties that the value of the Consultant's advice is not measurable in any quantitative manner, and that the Consultant shall be obligated to render advice, upon the request of the Company, in good faith, but shall not be obligated to spend any specific amount of time in doing so. The Consultant's duties shall consist of attempting to identify and locate, and assist the Company with effecting suitable acquisitions by the Company of businesses and/or technology. Consultant's services shall be rendered entirely outside of the United States.

     4. Relationships with Others. Except as limited by the provisions contained in paragraph 8.2 herein, nothing herein contained shall be construed to limit or restrict the Consultant from rendering consulting services or advice to others, including with respect to the same services as provided hereunder.

     5. Representations of Consultant. Consultant represents and warrants to, and covenants with, the Company as follows:

          (a) Consultant is not a "U.S. Person" as such term is defined in Regulation S ("Reg S") promulgated by the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "33 Act").

          (b) At the time this Agreement was executed by Consultant he was outside of the United States.

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          (c) Consultant is acquiring the Shares (as defined below) for his own account and not on behalf of or for the benefit of any U.S. Person and the sale of the Shares has not been prearranged with any buyer in the United States.

          (d) All offers and sales of the Shares prior to the expiration of a period commencing on the date hereof and ending forty (40) days thereafter (the "Restricted Period") shall not be made to U.S. Persons or for the account or benefit of U.S. Persons and shall otherwise be made in compliance with the provisions of Reg S.

          (e) In agreeing to accept the Shares as full compensation for his services as provided below, Consultant has not relied upon any information furnished by the Company. Consultant is familiar with the condition, financial and otherwise, of the Company and recognizes that the Shares involve a high degree of risk.

          (f) Consultant understands that the shares have not been registered under the 1933 Act and are being offered and issued pursuant to an exemption from registration contained in the 33 Act based in part upon the truth and accuracy of, and the Consultant's compliance with, the representations, warranties, agreements, acknowledgements and understandings of Consultant contained herein.

     6. Compensation.

          (a) Upon the execution of this Agreement or as soon thereafter as is practicable, the Company will issue and deliver to the Consultant, as full payment for all services to be rendered by the Consultant hereunder, a certificate registered in his name representing 750,000 shares of the Company's common stock, par value $.01 per share (the "Shares").

     7. Restrictions on Transfer and Sale.

          (a) Consultant acknowledges and agrees that the Shares may only be resold (i) in compliance with Reg S, (ii) pursuant to an effective registration statement filed under the 33 Act or (iii) pursuant to an exemption from registration under the 33 Act. In any event, the Shares may not be offered or sold in the United States or to or for the benefit or account of a U.S. Person until the expiration of the Restricted Period.

          (b) In addition to the restrictions contain in paragraph 7(a), Consultant agrees that he will not sell or offer to sell any of the Shares until the expiration of 105 days following the date of this Agreement, whereupon, subject to the provisions of paragraph 7(a), Consultant shall be entitled to sell an aggregate of 50,000 of the Shares during the next ensuing thirty (30) day period and upon the expiration of such thirty (30) day period and during each of the next ensuing periods of thirty (30) days, Consultant shall be entitled to sell any Shares which the Consultant was entitled to sell during any prior period(s) plus an additional 25,000 of the Shares.

          (c) If between the date hereof and the six month anniversary of this Agreement (the "Anniversary Period"), the Company shall effect a reverse stock split or splits of its outstanding common stock greater than five for one in the

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aggregate, then the Company shall issue to Consultant, as soon as practicable, such number of additional shares of its common stock so that the total number of shares of common stock issued to the Consultant hereunder (including the Shares and without regard to any sale thereof by Consultant) shall on a post-split basis represent no less than 150,000 shares of the Company's common stock.

          (d) If during the Anniversary Period the Company shall issue additional shares of its common stock in connection with acquisitions or the financing of acquisitions or otherwise as a result of which the total number of shares of the Company's common stock issued to Consultant hereunder (including the Shares and without regard to any sales thereof made by Consultant) shall represent less than 2.5% of the total number of shares of the Company's common stock then issued and outstanding, the Company agrees to issue to Consultant, as soon as practicable, such number of additional shares of the Company's common stock which together with the Shares (without regard to any sales thereof by Consultant) shall equal 2.5% of the then total issued and outstanding shares of the Company's common stock.

     8. Limitation Upon the Use of Advice and Services.

          8.1 No person or entity other than the Company shall be entitled to make use of or rely upon the advice of the Consultant to be given hereunder, and the Company shall not transmit such advice to others, or encourage or facilitate the use or reliance upon such advice by others, without the prior written consent of the Consultant.

          8.2 Consultant acknowledges that it may have access to confidential information regarding the Company and its business plans. Consultant agrees that it will not, during or subsequent to the term of this Agreement, divulge, furnish, or make accessible to any person (other than with the written permission of the Company) any knowledge or information or plans of the Company.

     9. Severability. Every provision of this Agreement is intended to be severable. If any term or provision hereof is deemed unlawful for any reason whatsoever, such unlawfulness or invalidity shall not affect the validity of the remainder of this Agreement.

     10. Miscellaneous.

          10.1 All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given or made if (i) sent by registered or certified mail, return receipt requested, or (ii) hand delivered, or (iii) sent by prepaid overnight carrier, with a record of receipt, or (iv) sent by cable, telegram, facsimile or telex (with a copy simultaneously sent by registered or certified mail, return receipt requested), to the parties at the following address (or at such other addresses as shall be specified by the parties like notice):

               (a) if to Consultant:

                   Ian Rice
                   5 Carysfort House
                   14 West Halkin Street
                   London SW1X 8J5
                   England

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               (b) if to the Company

                   c/o GEM Ventures Ltd.
                   1330 Avenue of the Americas
                   30th Floor
                   New York, NY 10019

                   Attention: Ed Tobin

or to such address as may hereafter be designated in writing by any such entities to the others. Such notice or other communication shall be deemed to be given on the date of receipt.

          10.2 This Agreement embodies the entire agreement and understanding between the Company and Consultant and supersedes any and all negotiations, prior discussion and preliminary and prior agreements and understandings relating to the subject matter hereof.

          10.3 This Agreement has been duly authorized, executed and delivered by and on behalf of the Company and Consultant.

          10.4 This Agreement shall be construed and interpreted in accordance with the laws of the State of New York, without giving effect to its conflicts of laws principles.

          10.5 This Agreement and the rights hereunder may not be assigned by either party (except by operation of law) and shall be binding upon an inure to the benefit of the parties and their respective successors and assigns.

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          10.6 The headings in the Sections of this Agreement are inserted for convenience of reference only and shall not affect or be deemed to affect the meaning of any provision of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date of the 30th day of October, 1996.

                                        ASIA MEDIA COMMUNICATIONS, LTD.

                                        By: /s/ Ed Tobin
                                            ------------------------------------
                                            Name: Ed Tobin
                                            Title: President

                                        /s/ Ian Rice
                                        ----------------------------------------
                                        Ian Rice

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